UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2024
National Storage Affiliates Trust
(Exact name of registrant as specified in its charter)

Maryland	001-37351	46-5053858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Employer Identification No.)
8400 East Prentice Avenue, 9th Floor
Greenwood Village, Colorado 80111
(Address of principal executive offices)
(720) 630-2600
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	NSA	New York Stock Exchange
Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr A	New York Stock Exchange
Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share	NSA Pr B	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 8.01. Other Events.
On November 19, 2024, National Storage Affiliates Trust (the “Company”) and its operating partnership, NSA OP, LP, entered into a sales agreement (the “Sales Agreement”) with each of BofA Securities, Inc., BMO Capital Markets Corp., BTIG, LLC, Capital One Securities, Inc., Citigroup Global Markets Inc., Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, Regions Securities LLC, Robert W. Baird & Co. Incorporated, Truist Securities, Inc. and Wells Fargo Securities, LLC (each an “Agent” and collectively the “Agents”) and the relevant forward Sellers and Forward Purchasers (each, as defined below), relating to the Company’s common shares of beneficial interest, $0.01 par value per share (“common shares”), having an aggregate offering price of up to $400,000,000 pursuant to a continuous offering program.
The Sales Agreement contemplates that, in addition to the issuance and sale by the Company of common shares to or through the Agents, the Company may enter into separate forward sale agreements with any of Bank of America, N.A., Bank of Montreal, Citibank, N.A., Jefferies LLC, JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC, Nomura Global Financial Products, Inc., Regions Securities LLC, Robert W. Baird & Co. Incorporated, Truist Bank and Wells Fargo Bank, National Association (each, a “Forward Purchaser” and, collectively, the “Forward Purchasers”). If the Company enters into a forward sale agreement with any Forward Purchaser, such Forward Purchaser will attempt to borrow from third parties and sell, through the related agent, acting as sales agent for such Forward Purchaser (each, a “Forward Seller,” except that with respect to Nomura Global Financial Products, Inc., the relevant Forward Seller is Nomura Securities International, Inc. (acting through BTIG, LLC as agent)), a number of common shares underlying such forward sale agreement to hedge such Forward Purchaser’s exposure under such forward sale agreement.
In accordance with the terms of the Sales Agreement and any forward sale agreements, the Company may offer and sell common shares having an aggregate gross sales price of up to $400,000,000 from time to time through the Agents, as the Company’s sales agents, or, as applicable, as Forward Seller, or directly to the Agents or Forward Sellers, acting as principals.
The Sales Agreement supersedes and replaces the Company’s previous open market sales agreement, which is no longer effective.
None of the Agents, whether acting as the Company’s sales agent or as Forward Seller, is required to sell any specific number or dollar amount of the Company’s common shares but each has agreed to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell, on the terms and subject to the conditions of the Sales Agreement, common shares on terms agreed upon by such Agent, the Company and, in the case of common shares sold by such Agent as Forward Seller, the related Forward Purchaser from time to time. The common shares offered and sold through the Agents, as the Company’s sales agents, or as Forward Sellers, pursuant to the Sales Agreement will be offered and sold through only one Agent on any given day.
Sales of the Company’s common shares, if any, may be made in sales deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including (1) by means of ordinary brokers’ transactions on the NYSE at market prices prevailing at the time of sale, in negotiated transactions, block transactions or as otherwise agreed by us, the applicable agent and the applicable investor, (2) to or through any market maker, (3) on or through any other national securities exchange or facility thereof, trading facility of a securities association or national securities exchange, alternative trading system, electronic communication network or other similar market venue, or (4) pursuant to a terms agreement.
Each Agent will receive from the Company a commission at a mutually agreed rate not to exceed, but may be less than, 2.0% of the gross sales price of all common shares sold through it as sales agent under the Sales Agreement. In connection with each forward sale agreement, the Company will pay the applicable Agent a commission, in the form of a reduction to the initial forward price under the related forward sale agreement, at a mutually agreed rate that will not exceed, but may be less than, 2.0% of the volume weighted average sales price per share of all borrowed common shares sold through such agent, as Forward Seller, during the applicable forward selling period for such common shares.
Under the terms of the Sales Agreement, the Company may also sell the Company’s common shares to each of the Agents, as principal, at a price agreed upon at the time of sale. If the Company sells its common shares to any Agent as principal, the Company will enter into a separate terms agreement with the Agent, setting forth the terms of such transaction, and the Company will describe the agreement in a separate prospectus supplement or pricing supplement.
The Company intends to contribute the net proceeds received by the Company (1) from any sales of the common shares through the Agents and (2) upon settlement of any forward sales agreements, in each case, to the Company’s operating partnership, which the Company expects will subsequently use the net proceeds for general corporate and working capital purposes, including, but not limited to, repaying outstanding indebtedness and funding property acquisitions and investments.

The common shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-277750). The Company filed a prospectus supplement, dated November 19, 2024, with the Securities and Exchange Commission in connection with the offer and sale of the common shares.
The Sales Agreement contains customary representations, warranties, and agreements of the Company, Agents and Forward Purchasers, indemnification rights and obligations of the parties and termination provisions. A copy of the Sales Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.
The description of the material terms of the Sales Agreement (which includes as an exhibit thereto the form of forward sale agreement) in this Item 8.01 is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.
This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any common shares nor shall there be any sale of these common shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Item 9.01.         Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
1.1	Sales Agreement, dated November 19, 2024, among National Storage Affiliates Trust, NSA OP, LP and the agents and forward purchasers party thereto.
5.1	Opinion of Clifford Chance US LLP (including consent of such firm)
8.1	Tax Opinion of Clifford Chance US LLP (including consent of such firm)
23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1)
23.2	Consent of Clifford Chance US LLP (included in Exhibit 8.1)
99.1	Form of Forward Sale Agreement (included as part of Exhibit 1.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL STORAGE AFFILIATES TRUST

By:	/s/ David G. Cramer
Name:	David G. Cramer
Title:	President and Chief Executive Officer

Date: November 19, 2024